SP FUNDS TRUST

SP Funds S&P World (ex-US) ETF (SPWO)

(the “Fund”)

Supplement dated August 1, 2024

to the Fund’s Prospectus

dated November 20, 2023

Effective immediately, the following disclosure replaces the similar disclosure contained under the “ADDITIONAL INFORMATION ABOUT THE FUNDS – Principal Risks of Investing in the Funds” section of the Fund’s prospectus:

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times, including during its initial investment period, or may hold securities not included in the Index. Because the Fund invests to a significant degree outside of the U.S., the Fund may experience operational delays in establishing the necessary accounts and required regulatory approvals to trade in certain countries, which may delay the Fund’s ability to hold securities in those countries.

You should read this Supplement in conjunction with the Prospectus and SAI, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (425) 409-9500.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE